UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2011
Date of Report (Date of earliest event reported)

SONO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51583 (Commission File Number)	98-0441019 (IRS Employer Identification No.)

2533 N. Carson Street, Suite 125 Carson City, Nevada 89706 (Address of principal executive offices)	89706 (Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01      Entry into a Material Definitive Agreement

Effective on July 22, 2011, Sono Resources, Inc. (the "Company") entered into a fourth amending agreement (the "Fourth Amending Agreement") with Tignish (PTY) Ltd. ("Tignish") and Bonnyridge (PTY) Ltd. ("Bonnyridge"), amending that certain Share Purchase Agreement dated March 14, 2011 as amended on April 20, 2011, as further amended on May 18, 2011 and as further amended on June 15, 2011. The Fourth Amending Agreement amends certain sections of the Share Purchase Agreement to clarify certain provisions with respect to consideration. A copy of the Fourth Amending Agreement is attached as Exhibit 10.1 to this Current Report.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01      Completion of Acquisition or Disposition of Assets

Effective July 25, 2011, the Company completed the acquisition from Tignish of 95% of the issued and outstanding shares of Bonnyridge, which is the legal and beneficial owner of three mineral license blocks located in northwestern Botswana, Africa. Both Tignish and Bonnyridge are companies incorporated under the laws of Botswana. Tignish was the registered and beneficial owner of 950 common shares of Bonnyridge (the "Purchased Shares"), representing 95% of the issued and outstanding shares of Bonnyridge. Pursuant to the Share Purchase Agreement, as amended (as described above under Item 1.01) Tignish has sold, and the Company has purchased, the Purchased Shares for the following consideration: (i) an initial cash payment of US$200,000; (ii) a further cash payment of US$100,000; and (iii) 6,500,000 restricted common shares of the Company.

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

On July 25, 2011, Sono Resources, Inc. (the "Company") issued a news release announcing that it has received final regulatory approval by the Ministry of Minerals, Energy and Water of Botswana to acquire three mineral exploration licenses covering 2,965.6 square kilometers in Northwest Botswana, Africa.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

The Company intends to file the financial statements required by this item by October 7, 2011 (which is the date that is not later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed in connection with the acquisition disclosed in Item 2.01 of this Current Report).

(b)     Pro forma Financial Information

The Company intends to furnish the pro forma financial information required by this item by October 7, 2011 (which is the date that is not later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed in connection with the acquisition disclosed in Item 2.01 of this Current Report).

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
10.1	Amending Agreement dated June 15, 2011
99.1	Press Release dated July 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SONO RESOURCES, INC.
Date: July 26, 2011	/s/ William D. Thomas_________________ Name: William D. Thomas Title: Chief Financial Officer

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